EXHIBIT 10.3

UNIT SUBSCRIPTION AGREEMENT

SYMMETRY HOLDINGS INC.

28 West 44th Street, 16th Floor

New York, NY 10036

Ladies and Gentlemen:

Subject to the terms and conditions set forth herein:

Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably subscribes for and agrees to purchase, simultaneous with and on the date of closing (the “Closing Date”) of the proposed acquisition (the “Acquisition”) of Novamerican Steel Inc. (“Northern”) pursuant to an Arrangement Agreement between Symmetry Holdings Inc., a Delaware corporation (the “Company”), 633422 N.B. Ltd., a corporation existing under the laws of the Province of New Brunswick and a newly-formed, wholly-owned indirect subsidiary of the Company, and Northern, a corporation incorporated under the laws of Canada, up to 1,875,000 units (the “Units” and each, a “Unit”), each Unit consisting of (a) one share of common stock, par value $.0001 per share (the “Shares” and each, a “Share”), and (b) one warrant (the “Warrants” and each, a “Warrant”), each Warrant to purchase one Share at an exercise price of $5.50 per share (subject to adjustment), to be issued under either (a) the Warrant Agreement dated as of March 5, 2007 (the “Warrant Agreement”) between the Company and Continental Stock Transfer & Trust Company as Warrant Agent or (b) a warrant agreement that gives the Warrants rights that are substantially identical to the “Private Placement Warrants” as defined in the Warrant Agreement (any such agreement, a “New Warrant Agreement”). The undersigned understands and agrees that the purchase price for each Unit is $8.00 and that the aggregate purchase price of $15,000,000 for all of the Units is payable in cash on the Closing Date.

1.        Certificates. The undersigned understands and agrees that this subscription is made subject to the condition that the certificates to be issued and delivered on account of this subscription will be issued only in the name of, and delivered only to, the undersigned.

2.         Warrants. Each Warrant will be exercisable on the later of March 7, 2008 or when the Company consummates its initial business combination and will expire 4 years from the issue date or earlier upon redemption. The Company may deliver unregistered shares of Common Stock upon exercise of the Warrants and will have no liability to any person for delivering any such unregistered shares. Notwithstanding anything contained in the Warrant Agreement or any other agreement to the contrary, in lieu of the payment by the undersigned of the exercise price of any Warrant, the undersigned shall have the right, but not the obligation, to exercise any exercisable but unexercised portion of such Warrant, on a cashless or net exercise basis, as provided in Section 3.6.2 of the Registration Rights Agreement. If the Warrants are made subject to the Warrant Agreement and a New Warrant Agreement is not entered into, then to the extent practicable, the Warrants will be deemed “Private Placement Warrants” under the Warrant Agreement, and the Warrant Agreement may be amended as of the Closing Date as required to effect the same.

3.         No Shareholder Approval. It is acknowledged that approval by the Company’s stockholders will not be required under AMEX Rules 712 and 713 because the number of shares of Common Stock of the Company to be issued is less than 20% of the Company’s actually issued and outstanding shares of Common Stock (prior to the investment represented by this Subscription Agreement).

4.         Use of Proceeds. The Company will use the proceeds of this investment towards the cash purchase price of the Acquisition.

5.         Representations. The undersigned understands: that he is subscribing for the Units without being furnished any offering literature or prospectus; that this transaction has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state; and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor. The undersigned hereby represents, warrants and confirms as follows:

(a)       all transactions and discussions related to this investment have taken place in the State of New York;

(b)       the undersigned understands that (i) the Shares, the Warrants and shares of Common Stock purchasable upon exercise of the Warrants (collectively, the “Securities”) represent a speculative investment which involve a high degree of risk of loss by the undersigned of his investment therein, (ii) there are substantial restrictions on the transferability of the Securities and (iii) no public market for the Securities may develop or, if developed, will continue and, accordingly, it may not be possible to liquidate this investment in case of emergency or to use the Securities as collateral for a loan;

(c)       the undersigned (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment;

(d)       the undersigned has, or the undersigned and his purchaser representative together have, such knowledge and experience in financial and business matters that he is, or he and his purchaser representative together are, capable of evaluating the merits and risks of this investment and of making an informed investment decision;

(e)       the undersigned confirms that, in making his decision to subscribe for the Purchased Securities, he has relied solely upon independent investigations made by him or his purchaser representative, if any, and that he and such purchaser representative have been given the opportunity to ask questions of, and to receive answers from, the Company concerning the proposed business, the financial condition, the operating history and the management of the Company and the risks of this investment (to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense);

(f)        the Securities will be acquired by him in good faith solely for his own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof;

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(g)       the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person any of the Securities or any part thereof and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(h)       the undersigned understands that the legal consequences of the representations and warranties set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered (which the Company may not be obligated to do) or an exemption from such registration is available;

(i)        the undersigned understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties made herein by the undersigned in offering the Securities for sale to him without having first registered the Securities under the Act and any applicable state securities laws;

(j)        the undersigned consents to the placement of a legend on any certificate evidencing the Securities, which legend may be in the following or any equivalent form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED HEREBY IS RESTRICTED THEREUNDER AND, IN ANY EVENT, IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION THEREUNDER. BY ACQUIRING THE SECURITIES REPRESENTED HEREBY, THE UNDERSIGNED REPRESENTED THAT HE HAS ACQUIRED SUCH SECURITIES FOR INVESTMENT PURPOSES ONLY, AND THE UNDERSIGNED AGREED THAT HE WOULD NOT SELL OR OTHERWISE DISPOSE OF SUCH SECURITIES WITHOUT REGISTRATION OR OTHER COMPLIANCE THEREWITH.”

; and

(k)       the undersigned is (i) an “accredited investor” as defined in Rule 501(a) under the Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and (iii) not purchasing the Units as a result of any general solicitation or general advertisement.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining his suitability as an investor in the

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Company, and the undersigned hereby agrees that such representations, warranties and undertakings shall survive the purchase of the Securities.

6.         Transfer of Securities. The undersigned agrees that he may not transfer any of the Shares (but not the Warrants and shares of Common Stock purchasable upon exercise of the Warrants) prior to 2 years after the issue date; provided, that nothing contained herein shall restrict transfer of the Shares (or any of the other Securities) to any estate, family member, family company or partnership or similar related person of the undersigned, in each case so long as the transferee agrees to be bound hereby as if such transferee was the undersigned. The undersigned agrees that any transfer of the Securities shall be effected only in accordance with this Subscription Agreement and all applicable securities laws. No such transfer shall relieve the undersigned of his obligations hereunder, except that if the undersigned transfers as permitted hereunder, then he shall be relieved of those obligations assumed by his transferee.

7.         Assignment. The undersigned agrees not to assign this Subscription Agreement or any interest herein; provided, that nothing contained herein shall restrict assignment of this Subscription Agreement to (a) another stockholder of the Company, (b) any estate, family member, family company or partnership or similar related person of the undersigned, or (c) others in each case so long as the assignee agrees to be bound hereby as if such assignee was the undersigned and provided, further, an assignment shall require the Company’s prior approval (not to be unreasonably withheld or delayed) of the assignee in the Company’s reasonable discretion. Notwithstanding, the Company shall not approve any assignment that would result in the failure of the issuance of the Securities hereunder to be exempt from registration under the Securities Act. No such assignment shall relieve the undersigned of his obligations hereunder, except that if the undersigned assigns as permitted hereunder, then he shall be relieved of those obligations assumed by his assignee.

8.         Termination. The undersigned agrees that he may not cancel, terminate or revoke this Subscription Agreement.

9.         No Waiver. Notwithstanding any of the representations, warranties, acknowledgments, undertakings or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under federal or state securities laws.

10.       Expenses. Each party will be solely responsible for its own expenses and out-of-pocket fees incurred in connection with this subscription.

11.       Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12.       Entire Agreement. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

13.       Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be as effective

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as originals.

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IN WITNESS WHEREOF, the undersigned individual has executed this Subscription Agreement as of June 21, 2007.

Signature:/s/Gilbert E. Playford

Print Name: Gilbert E. Playford

This Subscription Agreement is hereby accepted as of June 21, 2007.

SYMMETRY HOLDINGS INC.

Signature: /s/Corrado De Gasperis

Print Name: Corrado De Gasperis

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